Newtek Business Services, Inc.
NASDAQ: NEWT
First Quarter 2008
Financial Results Conference Call
May 8, 2008, 4:15 PM
Hosted By:
Barry Sloane, CEO and Chairman
Seth A. Cohen, CFO
Investor Relations Contact:
Jayne L. Cavuoto
212-273-8193
jcavuoto@newtekbusinessservices.com
Exhibit 99.1

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and
Exchange Commission and available through http://www.sec.gov
Also we need to point out that our Capcos operate under a different set of rules in each of the 8 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana, and New York we don’t control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations

Q1 2008 Conference Call Agenda
Financial Results Snapshot
Newtek’s Value Proposition
Adoption of SFAS No. 159
Reduction in Cash Borrowings
Momentum in EPP Segment
Web Hosting Initiatives
Small Business Finance Initiatives
Insurance Agency Initiatives
Cost Reduction Measures
Financial Review
2008 Outlook

Q1 2008 Financial Results
Q1 2008 v. Q1 2007 core operating segment revenue
increased 10%
Electronic Payment Processing: $15.2 million - up 21% over
Q1 2007
Web Hosting: $4.3 million - up 10% over Q1 2007
Small Business Finance: $1.9 million - down (38)% over Q1
2007
Q1 2008 pre-tax loss of $3.9 million
In line with previously stated guidance
Depreciation and amortization non-cash expense of $1.8
million in Q1 2008
Lending segment put pressure on Q1 2008 earnings
Maintaining quarterly and annual guidance with SFAS 159

Financial Strength & Liquidity
Financial strength (at March 31, 2007)
$30.9 million in cash and cash equivalents, and restricted
cash
•
Equates to $0.86 cash per share
Very little quantifiable debt
Liquidity (at March 31, 2007)
GE line of credit: $50 million total capacity for small business lending
North Fork Bank revolving credit facility: $10 million total capacity
Wells Fargo line of credit: $10 million total capacity for
account receivables financing
Currently have unused capacity in these lines

AIG

AIG Small Business®

Select from our menu of business services below and a Newtek Specialist will assist you in achieving your business goals.

Business Lending
Business loans to start up, acquire, or expand your business

Electronic Payment Processing
Credit card, debit card, check conversion, and ACH solutions

Insurance Services
Nationwide commercial and personal lines of insurance

Payroll Services
The all inclusive solution to your company's payroll, recordkeeping, and tax filing

Web Hosting
Full service web host including domain registration and online shopping cart

Web Design & Development
Customized web design and development services for a powerful web presence

Data Storage & Retrieval
Fast, secure, off-site data backup, storage and retrieval

Outsourced Digital Bookkeeping
Book & record keeping at a fraction of the cost of in-house staff

Tax Preparation
Expert tax planning and consultation for your business

Business Plan Preparation
Professional business plan assistance providing a roadmap for success

Need Help?
Quickly determine which service meets your needs

powered by Newtek™

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Newtek™

6 Newtek™ Business Service Suite

NAVY FEDERAL

Select from our menu of business services below and a Business Specialist will assist you in achieving your business goals.

Homeowners
Coverage for your home insurance needs from a selection of companies

Group Benefits
Participate in a group insurance plan that is valued by your employees

Employment Practices
Protect yourself from potential legal action from your employees

Specialty Coverages
Cover a wide range of risks and exposures encountered in today's business environment

Let Us Help You
Quickly determine which insurance coverage is right for you

Business Owners Policy (BOP)
Packaged property/casualty insurance policy for small businesses

Group Health
Proper plan design could save your company thousands of dollars in premium

Umbrella
Provides an extra layer of protection by supplementing the liability coverage you already have

Commercial Auto
Protect your company vehicles even if you have personal auto insurance

Commercial General Liability
Liability coverage for claims of bodily injury or property damage

Worker's Compensation
State mandated protection for your employee's work place injuries

Professional Liability
Protection if you are sued as a result of rendering professional services powered by Newtek™

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Newtek™

7 Newtek™ Insurance Portal

Adoption of SFAS No.159
Adopted Fair Market Value (FMV) accounting for Capco
segment as of January 1, 2008.
SFAS 159 became effective for financial statements issued
for fiscal years beginning after November 15, 2007
Realigns revenues and expenses, enabling us to
significantly reduce the expected non-cash losses in the
Capco segment in 2008 and thereafter
One-time $14.3 million non-cash reduction to retained
earnings
Reduces the deferred tax liability by $9.6 million
Enables us to simplify our financials and to more accurately depict our operating businesses
Improves the transparency of the financials

($ in millions)
Actual

($ in millions)

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Newtek™

-0.645
-0.303
0.012
0.102 0.076
-$10.0
-$8.0
-$6.0
-$4.0
-$2.0
$0.0
$2.0
Capco Non-Cash Loss
Adoption of SFAS No.159
-$8.3
-$6.3
-$4.3
-$2.7
-$1.4
$9.4*
-$10.0
-$8.0
-$6.0
-$4.0
-$2.0
$0.0
$2.0
Capco Non-Cash Loss
Without the Adoption of SFAS
159
Pro-forma Non-Cash Loss
Assumes Adoption of SFAS 159
Capco Non-Cash Loss Expectation
Without Adoption of SFAS 159
With Adoption of SFAS 159
*Actual Capco non-cash loss in 2007
2008 2009 2012 2010 2011 2008 2009 2012 2010 2011 2007

10 Deferred Tax Liability Reduced deferred tax liability by $9.6 million. Deferred tax liability created through mismatch of GAAP and tax earnings

Reduction of Cash Borrowings
For the year ended March 31, 2008, total cash borrowings
were reduced by $6.8 million
Paid TICC Note: $1.0 million
Paid down payables: $1.0 million
Paid AI Credit: $4.8 million

Momentum in EPP Business
Increase in processing volume and active processing
merchants over Q1 2007
Added over 2,000 new processing merchants in the previous
six-month period (October 2007-March 2008)
Cash flow positive business
EBITDA margin of 10.8% for Q1 2008
Significant operating leverage
Potential to increase market share
NewTracker™ client acquisition and processing model
works well with EPP
2008 EPP segment EBITDA forecast:
$6.5 to $7.0 million
EPP segment does not have any debt

Web Hosting Initiatives
Continue to invest in Web Hosting segment to support
future growth
Continue to evaluate expenditures versus productivity,
particularly in marketing, in the Web Hosting segment
seeking additional cost savings where applicable
Currently at 50% capacity in our data center
Anticipate launch of wholesale outreach in Q3 2008
2008 Web Hosting segment EBITDA forecast:
$6.2 to $6.6 million
Web Hosting segment currently does not have any debt
Great marketing channel to target
IT partners and web developers

Small Business Finance
Q1 2008 revenue decreased by 38% to $1.9 million over Q1 2007 primarily as a result of:
Decrease in loan originations due to tighter underwriting standards
Sold fewer guaranteed loans in Q1 2008 vs. Q1 2007
In Q1 2008, the average premium received on the sale of guaranteed loans decreased from Q1 2007 levels
•
Q1 2008 average premium of 8.57% versus Q1 2007 average premium of
9.90%
CDS consolidation accounts for approximately $200,000 of the Q1 2008 pre-tax loss of $1.5 million in the lending segment
Taking longer to originate required amount of loans to outweigh fixed costs
No capital market dependence in lending segment
Long-term loan portfolio performance
•
Loan portfolio performing tacking better than in Q1 2007, and continues to be in line with expectations
•
Adequately reserved

Small Business Finance Initiatives
Recruiting new lending personnel
Reevaluation of primary loan origination sources
Increasing alliances and lending partners
Actively bidding on both performing and non-performing
loan portfolios
SBA lending expertise and in-house SBA servicing
capabilities
Ability to purchase SBA loan portfolios and servicing from banks exiting this area of lending and provide new outsourced funding solutions
Expect to participate in government-guaranteed USDA
loan program by Q3 2008

Value of USDA Loan Program
USDA loans are primarily not
agricultural loans; program to
support the rural community
USDA loans will allow us to expand our product offering
beyond solely SBA loans
Greater flexibility than under the 7a program
Offer loans up to $25 million
Offer multiple rate options for clients other than a floating rate
Potential for additional income
Fee income (processing/application fees) are allowable under this program
Premium fee income on the sale of the guaranteed portion of
these loans as:
•
Guaranteed pricing is currently higher for these loans than 7a pricing
•
Loans in this program have an 80% guarantee versus 75%
guarantee in the 7a program

Insurance Agency Initiatives
Currently have alliance partner relationships with brand-
recognized-names such as AIG, Navy Federal Credit Union and
CEFCU
Actively exploring new major alliance deals
Constantly reevaluating and upgrading our processing capabilities
NewTracker™ works well with the Insurance Agency
0%
5%
10%
15%
20%
Oct Nov Dec Jan Feb Mar
Closing Ratio
0
200
400
600
800
1,000
1,200
1,400
Oct Nov Dec Jan Feb Mar
Referrals
Increase in Insurance Referrals
From October to March
Increase in Closed Insurance Referrals
From October to March

Cost Reduction Measures
Continue to reduce headcount and salary-related
expenses at the Holding Company (Newtek Business
Services, Inc.)
Plan to review other segments to recognize additional
cost reductions
Seek to close and consolidate certain company facilities
throughout the U.S. to realize additional cost reductions

19 Financial Review Seth A. Cohen - CFO

Q1 2008 Actual vs. Q1 2007 Actual
(3.539) (1.383) 1.636 1.636 CAPCO
Revenue
Q1 2008
Actual
Revenue
Q1 2007
Actual
Pretax Net
Income (Loss)
Q1 2008
Actual
Pretax Net
Income (Loss)
Q1 2007
Actual
EBITDA
Q1 2008
Actual
EBITDA
Q1 2007
Actual
Electronic
Payment
Processing
15.211 12.557 1.080 0.921 1.642 1.369
Web Hosting 4.282 3.888 0.614 0.929 1.448 1.715
Small Business
Finance
1.866 3.011 (1.502) (0.118) (0.690) 0.793
All Other 0.661 0.823 (0.556) (0.099) (0.525) (0.036)
Corporate
Activities
1.073 1.126 (2.186) (2.160) (2.089) (2.061)
Intercompany
Eliminations
(1.209) (1.232)
Total 23.520 21.809 (3.933) (4.066)
In millions of dollars

Q1 2008 Guidance vs. Q1 2008 Actual
(1.383) (1.4) – (1.4) 1.636 1.5 – 1.5 CAPCO
Revenue
Guidance
Revenue
Actual
Pretax Net
Income (Loss)
Guidance
Pretax Net
Income (Loss)
Actual
EBITDA
Guidance
EBITDA
Actual
Electronic
Payment
Processing
14.8 – 15.0 15.211 0.9 – 1.0 1.080 1.4 – 1.6 1.642
Web Hosting 4.2 – 4.4 4.282 0.6 – 0.7 0.614 1.4 – 1.5 1.448
Small Business
Finance
1.6 – 1.7 1.866 (1.5) – (1.4) (1.502) (0.7) – (0.6) (0.690)
All Other 0.5 – 0.7 0.661 (0.9) – (0.8) (0.556) (0.9) – (0.7) (0.525)
Corporate
Activities
1.0 – 1.1 1.073 (2.1) – (2.0) (2.186) (2.0) – (1.9) (2.089)
Intercompany
Eliminations
(1.2) – (1.2) (1.209)
Total 22.4 – 23.2 23.520 (4.4) – (3.9) (3.933)
In millions of dollars

Business Services Segments									
Electronic payment processing	Web hosting	Small Business Finance	All other	Corporate activities		Total Business Services Segments	CAFCO Segment	Eliminations	Total
15,211	4,282	1,866	661	1,073	**Operating Revenues**	23,093	1,636	(1,209)	23,520
						-	-	-	-
14,131	3,668	3,368	1,217	3,259	**Operating expenses and minority interest**	25,613	3,019	(1,209)	27,453
1,080	614	(1,502)	(556)	(2,186)	**Income (loss) before (provision) benefit for income taxes**	(2,550)	(1,383)	-	(3,933)
-	-	-	-	-		-	-	-	-
(420)	(333)	13	259	1,028	**(Provision) benefit for income taxes**	547	691	-	1,238
660	281	(1,489)	(297)	(1,158)	**Net income (loss)**	(2,033)	(692)	-	(2,695)
660	281	(1,489)	(297)	(1,158)	**Net income**	(2,033)	(692)	-	(2,695)
					Non-Cash:				
-	-	-	-	-	Income from tax credits	-	(1,464)	-	(1,464)
562	818	310	31	78	Depreciation and amortization	1,799	10	-	1,809
-	-	-	-	-	Accretion of interest expense	-	1,749	-	1,749
418	286	(13)	(259)	(1,031)	Deferred income taxes	(599)	(691)	-	(1,290)
-	-	409	-	-	Provision for loan losses	409	-	-	409
-	8	65	2	118	Other, net	193	(194)	-	9
					Change in assets and liabilities:				
-	-	(3,069)	-	-	SBA loans originated for sale	(3,069)	-		(3,069)
-	-	2,471	-	-	Proceeds from sale of SBA loans	2,471	-	-	2,471
(397)	67	(167)	117	(308)	Prepaid expenses, accounts receivable and other assets	(688)	(4)	-	(692)
222	4	(508)	(387)	(473)	Accounts payable and accrued expenses	(1,142)	(221)	-	(1,363)
-	-	66	68	-	Other, net	134	4	-	138
1,465	1,464	(1,925)	(725)	(2,774)	**Net cash provided by/(used in) operations**	(2,495)	(1,493)	-	(3,988)

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Newtek™

22 Cash Flows from Operating Activities Cash Flows from Operating Activities by Segment For The Three Months Ended March 31, 2008

23 Going Forward: 2008 Barry Sloane - CEO

2008 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2008 Full Year
Revenue 65.5 66.1 18.0 18.5 10.5 11.0 2.5 3.0 3.5 4.0
Pretax Net Income 4.3 4.8 2.9 3.3 (2.0) (1.5) (3.2) (2.7) (8.7) (8.2)
Interest Expense 0.1 0.1 0.0 0.0 1.8 1.8 - - - -
Depreciation and Amortization 2.2 2.2 3.3 3.3 1.5 1.5 0.1 0.1 0.3 0.3
EBITDA 6.5 7.0 6.2 6.6 1.3 1.8 (3.1) (2.6) (8.3) (7.8)
2008 2nd Quarter
Revenue 15.8 16.0 4.4 4.5 2.1 2.2 0.6 0.8 0.9 1.0
Pretax Net Income 1.0 1.1 0.7 0.8 (0.9) (0.8) (0.8) (0.7) (2.2) (2.1)
Interest Expense 0.0 0.0 0.0 0.0 0.4 0.4 - - - -
Depreciation and Amortization 0.5 0.5 0.8 0.8 0.3 0.3 - - 0.1 0.1
EBITDA 1.6 1.7 1.5 1.6 (0.1) - (0.8) (0.7) (2.1) (2.0)
2008 3rd Quarter
Revenue 16.7 16.8 4.6 4.7 3.2 3.3 0.6 0.8 0.9 1.0
Pretax Net Income 1.1 1.2 0.8 0.9 (0.1) 0.1 (0.8) (0.7) (2.2) (2.1)
Interest Expense 0.0 0.0 0.0 0.0 0.5 0.5 - - - -
Depreciation and Amortization 0.5 0.5 0.9 0.9 0.4 0.4 - - 0.1 0.1
EBITDA 1.6 1.7 1.6 1.8 0.8 0.9 (0.8) (0.6) (2.1) (2.0)
2008 4th Quarter
Revenue 18.2 18.3 4.7 4.9 3.7 3.8 0.7 0.8 0.8 1.0
Pretax Net Income 1.4 1.5 0.8 0.9 0.4 0.6 (0.7) (0.6) (2.2) (2.1)
Interest Expense 0.0 0.0 0.0 0.0 0.5 0.5 - - - -
Depreciation and Amortization 0.5 0.5 0.9 0.9 0.4 0.4 - - 0.1 0.1
EBITDA 2.0 2.1 1.7 1.8 1.3 1.5 (0.7) (0.6) (2.1) (2.0)

2008 Segment Guidance
In millions of dollars
Note: Totals may not add due to rounding.
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2008 Full Year
Revenue 100.0 102.6 6.1 6.1 (4.6) 101.5 104.1
Pretax Net Income (6.7) (4.3) (5.3) (5.3) - (12.0) (9.6)
2008 2nd Quarter
Revenue 23.7 24.5 1.5 1.5 (1.1) 24.2 24.9
Pretax Net Income (2.2) (1.6) (1.3) (1.3) - (3.5) (2.9)
2008 3rd Quarter
Revenue 26.0 26.6 1.6 1.6 (1.1) 26.5 27.0
Pretax Net Income (1.2) (0.6) (1.3) (1.3) - (2.5) (1.9)
2008 4th Quarter
Revenue 28.1 28.8 1.6 1.6 (1.1) 28.6 29.2
Pretax Net Income (0.3) 0.4 (1.3) (1.3) - (1.6) (1.0)

26 Questions & Answers

27 Addendums

(0.690) 0.310 0.502 (1.502) Small Business Finance
(0.525) 0.031 - (0.556) All Other
Pretax Income
(Loss) for Q1 2008
Interest Expense for
Q1 2008
Depreciation and
amortization for Q1 2008
Q1 2008 EBITDA
Electronic Payment
Processing
1.080 - 0.562 1.642
Web Hosting 0.614 0.016 0.818 1.448
Corporate Activities (2.186) 0.019 0.078 (2.089)
0.793 0.277 0.634 (0.118) Small Business Finance
(0.036) 0.063 - (0.099) All Other
Pretax Income
(Loss) for Q1 2007
Interest Expense for
Q1 2007
Depreciation and
amortization  for Q1 2007
Q1 2007 EBITDA
Electronic Payment
Processing
0.921 - 0.448 1.369
Web Hosting 0.929 0.077 0.709 1.715
Corporate Activities (2.160) 0.039 0.060 (2.061)
EBITDA Reconciliation
EBITDA Reconciliation to Net Income (Loss)
For The Three Months Ended March 31, 2008
In millions of dollars
EBITDA Reconciliation to Net Income (Loss)
For The Three Months Ended March 31, 2007
In millions of dollars

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses EBITDA as a supplemental measure of its operating performance.  The Company defines EBITDA as earnings before interest expense, taxes, depreciation and amortization.  Newtek uses EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents
EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term EBITDA is not defined under U.S generally accepted accounting principles, or U.S.
GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP.  EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider
EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, EBITDA does not reflect the Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its GAAP results and using
EBITDA only supplementally.